
<ARTICLE>  5
<LEGEND>
                                                           EXHIBIT 27.1

This schedule contains the restatement of summary financial information previously extracted from Textron Inc.'s Consolidated Balance Sheet as of October 1, 1994 and Consolidated Statement of Income for the nine months ended October 1, 1994, previously filed electronically with the Commission.
The aforementioned quarterly financial statements were not required to be restated in the Company's Annual Report on Form 8-K dated April 29, 1996.
</LEGEND>
<MULTIPLIER> 1000000

<PERIOD-TYPE>                                                          9-MOS
<FISCAL-YEAR-END>                                                DEC-31-1994
<PERIOD-END>                                                     OCT-01-1994
<CASH>                                                                    87
<SECURITIES>                                                               0
<RECEIVABLES>                                                           8872
<ALLOWANCES>                                                             246
<INVENTORY>                                                             1455
<CURRENT-ASSETS>                                                           0
<PP&E>                                                                  2827
<DEPRECIATION>                                                          1575
<TOTAL-ASSETS>                                                         15955
<CURRENT-LIABILITIES>                                                      0
<BONDS>                                                                 9103
<COMMON>                                                                  12
<PREFERRED-MANDATORY>                                                      0
<PREFERRED>                                                               16
<OTHER-SE>                                                              2967
<TOTAL-LIABILITY-AND-EQUITY>                                           15955
<SALES>                                                                 5084
<TOTAL-REVENUES>                                                        6311
<CGS>                                                                   4241
<TOTAL-COSTS>                                                           4377
<OTHER-EXPENSES>                                                           0
<LOSS-PROVISION>                                                         117
<INTEREST-EXPENSE>                                                       489
<INCOME-PRETAX>                                                          432
<INCOME-TAX>                                                             166
<INCOME-CONTINUING>                                                      266
<DISCONTINUED>                                                            55
<EXTRAORDINARY>                                                            0
<CHANGES>                                                                  0
<NET-INCOME>                                                             321
<EPS-PRIMARY>                                                           3.54
<EPS-DILUTED>                                                           3.54


